EXHIBIT 10.3
                                 AMENDMENT NO. 1
                                     TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


     AMENDMENT NO. 1 (this "Amendment"), dated as of September 14, 1998, to and under the Second Amended and Restated Credit Agreement (Tranche A and Tranche C Facilities) (the "Credit Agreement"), dated as of June 29, 1998, by and among Arch Paging, Inc. (the "Borrower"), the Lenders party thereto, The Bank of New York, Royal Bank of Canada and Toronto Dominion (Texas), Inc., as Managing Agents, Royal Bank of Canada, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent.


                                    RECITALS

     A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement as amended hereby.

     B. MobileMedia Corp. and certain of its Subsidiaries are debtors in possession in the Bankruptcy Proceeding.

     C. Pursuant to the Amended Plan, on the Merger Effective Date, immediately after the discharge of all claims against, and the termination of all interests in, MobileMedia Corp. and its Subsidiaries to the extent and in the manner set forth in the Confirmation Order, and immediately prior to the Merger Effective
Time: (i) MobileMedia Corp. shall make the MobileMedia Corp. Contribution and shall thereafter immediately dissolve, (ii) Pre-Merger MobileMedia shall merge with and into Farm Team, with Farm Team as the survivor and the MobileMedia Name Change shall occur, (iii) Pre-Merger MMCA shall merge with and into Delaware
Subsidiary with Delaware Subsidiary as the survivor and the MMCA Name Change shall occur, (iv) all Pre-Merger MMCA Wholly-Owned Subsidiaries shall merge with and into MMCA (formerly, Delaware Subsidiary) with MMCA as the survivor, (v) all Pre-Merger MobileMedia Wholly-Owned Subsidiaries shall be merged with and into MMCA with MMCA as the survivor, (vi) the merger of FWS Radio and MobileComm West with and into MMCA with MMCA as the survivor, (vii) MobileMedia shall make the MobileMedia Contribution, and (viii) MMCA shall organize MobileMedia License Subsidiary and shall make the MMCA Contribution.

     D. In order to finance a portion of the purchase price of the MobileMedia Merger, (i) the net proceeds of the MobileMedia Tower Sale will be applied to the repayment of indebtedness of MobileMedia Corp. and its Subsidiaries under the MobileMedia 1995 Loan Documents, (ii) Arch will issue the New Arch Notes in an aggregate principal amount not less than $120,000,000 and will contribute the net proceeds thereof to the Borrower as additional equity, (iii) the Borrower will lend such net proceeds to Farm Team to be used by Farm Team to repay a portion of the Existing MobileMedia Debt and (iv) the Parent will conduct the Rights Offering and shall use the net proceeds thereof to repay a portion of the Existing MobileMedia Debt and other claims as provided in the Amended Plan and the Confirmation Order.

     E. In order to permit and facilitate the foregoing transactions, the Parent and the Borrower have requested that the Lenders agree to certain amendments to the Credit Agreement as set forth below, and the Lenders are willing to do so subject to the terms and conditions set forth below.

     Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Lenders hereby agree that the Aggregate Tranche A Commitments may be increased (the "Proposed Aggregate Tranche A Commitment Increase") on the Merger Effective Date substantially contemporaneously with the consummation of the MobileMedia Merger by an amount not in excess of $25,000,000, provided that (i) the Borrower has obtained commitments for such increase from one or more Eligible Institutions acceptable to the Administrative Agent and the Letter of Credit Issuer or from one or more Lenders, (ii) each such Lender or Eligible Institution shall have notified the Borrower and the Administrative Agent in writing of its assumption of such commitment and the amount thereof, (iii) in the case of an Eligible Institution, (A) such Eligible Institution shall have agreed in a writing satisfactory to the Borrower and the Administrative Agent to assume all the rights and obligations of a "Lender" under the Agreement and the other Loan Documents, and (B) the Borrower shall have executed and delivered a Note to such Eligible Institution, and (iv) the sum of the Proposed Aggregate Tranche A Commitment Increase plus the Proposed Aggregate Tranche B Commitment Increase (as defined in the Tranche B Credit Agreement Amendment) plus the Proposed Additional Tranche C Loans shall not exceed $200,000,000 (the "Proposed Facility Increase Maximum Amount"). If the MobileMedia Merger has not been consummated prior to the time required by Section 8.3 of the Credit Agreement, the Aggregate Tranche A Commitments shall not be increased.

     2. The Lenders hereby agree that the Borrower may borrow Additional Tranche C Loans (as hereinafter defined) on the Merger Effective Date substantially contemporaneously with the consummation of the MobileMedia Merger in an aggregate amount not in excess of $200,000,000 (the "Proposed Additional Tranche C Loans"), provided that (i) the Borrower has obtained the commitments for such Additional Tranche C Loans from one or more Eligible Institutions acceptable to the Administrative Agent and the Letter of Credit Issuer or from one or more Lenders, (ii) each such Lender or Eligible Institution shall have notified the Borrower and the Administrative Agent in writing of its assumption of such commitment and the amount thereof, (iii) in the case of an Eligible Institution,


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

(A) such Eligible Institution shall have agreed in a writing satisfactory to the Borrower and the Administrative Agent to assume all the rights and obligations of a "Lender" under the Agreement and the other Loan Documents, and (B) the Borrower shall have executed and delivered a Note to such Eligible Institution, and (iv) the sum of the Proposed Aggregate Tranche A Commitment Increase plus the Proposed Aggregate Tranche B Commitment Increase (as defined in the Tranche B Credit Agreement Amendment) plus the Proposed Additional Tranche C Loans shall not exceed $200,000,000. If the MobileMedia Merger has not been consummated prior to the time required by Section 8.3 of the Credit Agreement, no Additional Tranche C Loans shall be made.

     3. The following definitions contained in Section 1.1 of Credit Agreement are amended in their entirety to read as follows:

          "Applicable Margin":

               (a) For the period from the Second Restatement Date until the Merger Effective Date or, if the Merger Effective Date does not occur, for the period on and after the Second Restatement Date:

                    (i) As to the Tranche A Loans and Letters of Credit, at all times during the applicable periods set forth below: (1) with respect to the unpaid principal amount thereof consisting of ABR Advances, the applicable percentage set forth in the following table under the heading "ABR" and (2) with respect to (x) the unpaid principal amount thereof consisting of Eurodollar Advances, and (y) Letter of Credit Fees, the applicable percentage set forth in the following table under the heading "Eurodollar and LC Rate":

       ---------------------------------------------------------------
       PRICING LEVERAGE RATIO
       ---------------------------------------------------------------
       Greater Than                                  Eurodollar and
       or Equal To       Less Than      ABR          LC Rate
       ---------------   ------------   ----------   -----------------
       5.00:1.00                        1.750%       3.000%
       ---------------   ------------   ----------   -----------------
       4.50:1.00         5.00:1.00      1.500%       2.750%
       ---------------   ------------   ----------   -----------------
       4.00:1.00         4.50:1.00      1.125%       2.375%
       ---------------   ------------   ----------   -----------------
       3.00:1.00         4.00:1.00      0.750%       2.000%
       ---------------   ------------   ----------   -----------------
                         3.00:1.00      0.375%       1.625%
       ---------------   ------------   ----------   -----------------

                    (ii) As to the Tranche C Loans:

                         (A) for the period from the Second Restatement Date until December 26, 1998, (1) with respect to the unpaid principal amount thereof consisting of ABR Advances, 2.00%, and (2) with respect to the unpaid principal amount thereof consisting of Eurodollar Advances, 3.25%, and

                                   - 3 -
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                         (B) thereafter, at all times during the applicable
     periods set forth below: (1) with respect to the unpaid principal amount thereof consisting of ABR Advances, the applicable percentage set forth in the following table under the heading "ABR" and (2) with
     respect  to  the  unpaid  principal   amount  thereof   consisting  of
     Eurodollar Advances, the applicable percentage set forth in the following table under the heading "Eurodollar Rate":

       ---------------------------------------------------------------
       PRICING LEVERAGE RATIO
       ---------------------------------------------------------------
       Greater Than
       or Equal To       Less Than      ABR          Eurodollar Rate
       ---------------   ------------   ----------   -----------------
       5.00:1.00                        2.000%       3.250%
       ---------------   ------------   ----------   -----------------
       4.50:1.00         5.00:1.00      1.750%       3.000%
       ---------------   ------------   ----------   -----------------
                         4.50:1.00      1.500%       2.750%
       ---------------   ------------   ----------   -----------------

                    (iii) Changes in the Applicable Margin resulting from a change in the Pricing Leverage Ratio, as set forth in a Compliance Certificate delivered pursuant to Section 7.1(c) evidencing such a change, shall become effective upon the second Business Day following the delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to Section 7.1(c) evidencing a change in the Pricing Leverage Ratio. If the Borrower shall fail to deliver a Compliance Certificate within 60 days after the end of each of the first three fiscal quarters (or 90 days after the end of the last fiscal quarter) as required by Section 7.1(c), the Pricing Leverage Ratio, solely for purposes of calculating the Applicable Margin, shall be deemed to be greater than 5.00:1.00 from and including the date on which such Compliance Certificate was required to be delivered to the date of delivery to the Administrative Agent of such Compliance Certificate.

               (b) On and after the Merger Effective Date:

                    (i) As to the Tranche A Loans and Letters of Credit:

                         (A) For the period from the Merger Effective Date through and including the first anniversary thereof, at all times during the applicable periods set forth below: (1) with respect to the unpaid principal amount thereof consisting of ABR Advances, the applicable percentage set forth in the following table under the heading "ABR" and (2) with respect to (x) the unpaid principal amount thereof consisting of Eurodollar Advances, and (y) Letter of Credit Fees, the applicable percentage set forth in the following table under the heading "Eurodollar and LC Rate":

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

       ---------------------------------------------------------------
       PRICING LEVERAGE RATIO
       ---------------------------------------------------------------
       Greater Than                                  Eurodollar and
       or Equal To       Less Than      ABR          LC Rate
       ---------------   ------------   ----------   -----------------
       4.50:1.00                        1.875%       3.125%
       ---------------   ------------   ----------   -----------------
       4.00:1.00         4.50:1.00      1.500%       2.750%
       ---------------   ------------   ----------   -----------------
       3.00:1.00         4.00:1.00      1.125%       2.375%
       ---------------   ------------   ----------   -----------------
                         3.00:1.00      0.750%       2.000%
       ---------------   ------------   ----------   -----------------

                         (B) After the first anniversary of the Merger Effective Date, at all times during the applicable periods set forth below: (1) with respect to the unpaid principal amount thereof consisting of ABR Advances, the applicable percentage set forth in the following table under the heading "ABR" and (2) with respect to (x) the unpaid principal amount thereof consisting of Eurodollar Advances, and (y) Letter of Credit Fees, the applicable percentage set forth in the following table under the heading "Eurodollar and LC Rate":

       ---------------------------------------------------------------
       PRICING LEVERAGE RATIO
       ---------------------------------------------------------------
       Greater Than                                  Eurodollar and
       or Equal To       Less Than      ABR          LC Rate
       ---------------   ------------   ----------   -----------------
       4.50:1.00                        1.500%       2.750%
       ---------------   ------------   ----------   -----------------
       4.00:1.00         4.50:1.00      1.125%       2.375%
       ---------------   ------------   ----------   -----------------
       3.00:1.00         4.00:1.00      0.750%       2.000%
       ---------------   ------------   ----------   -----------------
                         3.00:1.00      0.375%       1.625%
       ---------------   ------------   ----------   -----------------

                    (ii) As to the Tranche C Loans:

                         (A) for the six month period commencing on the Merger Effective Date, (1) with respect to the unpaid principal amount thereof consisting of ABR Advances, 3.000%, and (2) with respect to the unpaid principal amount thereof consisting of Eurodollar Advances, 4.250%

                         (B) for the next six month period, (1) with respect to the unpaid principal amount thereof consisting of ABR Advances, 2.750%, and (2) with respect to the unpaid principal amount thereof consisting of Eurodollar Advances, 4.000%

                         (C) for the period beginning on the day following the first anniversary of the Merger Effective Date and thereafter, at all times during the applicable periods set forth below: (1) with respect to the unpaid principal amount thereof consisting of ABR Advances, the applicable percentage set forth in the following table under the heading "ABR" and (2) with respect to the unpaid principal amount thereof consisting of Eurodollar Advances, the applicable percentage set forth in the following table under the heading "Eurodollar Rate":

       ---------------------------------------------------------------
       PRICING LEVERAGE RATIO
       ---------------------------------------------------------------
       Greater Than
       or Equal To       Less Than      ABR          Eurodollar Rate
       ---------------   ------------   ----------   -----------------
       4.50:1.00                        2.000%       3.250%
       ---------------   ------------   ----------   -----------------
       3.50:1.00         4.50:1.00      1.750%       3.000%
       ---------------   ------------   ----------   -----------------
                         3.50:1.00      1.500%       2.750%
       ---------------   ------------   ----------   -----------------

                    (iii) Changes in the Applicable Margin resulting from a change in the Pricing Leverage Ratio, as set forth in a Compliance Certificate delivered pursuant to Section 7.1(c) evidencing such a change, shall become effective upon the second Business Day following the delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to Section 7.1(c) evidencing a change in the Pricing Leverage Ratio. If the Borrower shall fail to deliver a Compliance Certificate within 60 days after the end of each of the first three fiscal quarters (or 90 days after the end of the last fiscal quarter) as required by Section 7.1(c), the Pricing Leverage Ratio, solely for purposes of calculating the Applicable Margin, shall be deemed to be greater than 4.50:1.00 from and including the date on which such Compliance Certificate was required to be delivered to the date of delivery to the Administrative Agent of such Compliance Certificate.

               "Change of Control": any change of control, fundamental change or any similar circumstance which, under any of the Existing Arch Indentures, the Arch 12 3/4% Indenture, the Parent Discount Notes Indenture, the Subordinated Indenture, the New Arch Indenture (if existing), the Replacement Indenture (if existing) or the documentation evidencing or governing any other Indebtedness of the Parent, Arch or the Borrower of $15,000,000 or more, results in an obligation of the Parent, Arch or the Borrower to prepay, purchase, offer to purchase, redeem or defease such Indebtedness.

               "Net Sales Proceeds": an amount equal to the greater of (i) the aggregate gross sales proceeds received from each sale or other disposition, direct or indirect, of Property (other than inventory or Property sold or otherwise disposed of in the ordinary course of business) less (x) sales and other commissions and legal and other expenses incurred in connection with such sale, including reasonable expenses incurred in connection with the preparation of such Property for sale, (y) taxes reasonably estimated to be payable with respect to such sale by the Parent and its Subsidiaries for the taxable year in which such sale occurred (taking into consideration the Parent's overall Consolidated tax position for such year) and (z) the amount of Indebtedness secured by such Property which is required to be repaid upon such sale or (ii) 100% of the Net Cash Proceeds (or similar amount) as defined in any of the Parent Discount Notes Indenture, the Existing Arch Indentures, the Arch 12 3/4% Indenture, the New Arch Indenture (if existing) or the Replacement Indenture (if existing), in each case in effect on the date of determination of Net Sales Proceeds.

               "Required Obligations": on any date, interest due and payable on such date on the Existing Arch Senior Notes, the Arch 12 3/4% Senior Notes, the New Arch Notes (if existing) and any Replacement Notes (if existing).

               "Tranche C Lenders": each Lender having a Tranche C Loan outstanding, including the Initial Tranche C Lenders, the Additional Tranche C Lenders and their respective successors and assigns.

               "Tranche C Loans": collectively, the Initial Tranche C Loans and the Additional Tranche C Loans.

               "Transaction Documents": (i) prior to the Amendment Effective Date, collectively the Loan Documents, the Arch 12 3/4% Indenture, the Equity Investment Documents and all documents executed and delivered in connection with the Arch Transactions, the ACE Transactions and the Equity Investment, and (ii) on and after the Amendment Effective Date, collectively the Loan Documents, the New Arch Indenture (if existing) and the MobileMedia Transaction Documents.

     4. Section 1.1 of the Credit Agreement is amended by adding the following definitions in their appropriate alphabetical order:

               "Additional Tranche C Lender": a Lender which makes an Additional Tranche C Loan.

               "Additional Tranche C Loan": as defined in Section 2.1(b).

               "Amended Plan": the Debtors' Second Amended Joint Plan of Reorganization, dated September 3, 1998, filed by MobileMedia Corp. and its Subsidiaries in the Bankruptcy Proceeding.

               "Amendment Effective Date": as defined in Amendment No. 1.

               "Amendment No. 1": Amendment No. 1, dated as of September 14, 1998, to this Agreement.

               "Bankruptcy Court": the United States Bankruptcy Court for the District of Delaware.

               "Bankruptcy  Proceeding":  the  proceeding  entitled  In re:
     MobileMedia  Communications,  Inc.  et al.  pending in the  Bankruptcy
     Court.

               "Confirmation Order": the order of the Bankruptcy Court confirming the Amended Plan.

               "Delaware Subsidiary": Delaware Subsidiary Co., a Delaware corporation and a wholly-owned Subsidiary of Pre-Merger MobileMedia, to be renamed MobileMedia Corporation of America in the MMCA Name Change.

               "Dial Page Indenture": the Indenture, dated as of February 1, 1993, between Dial Page, Inc., as Issuer, and Norwest Bank Minnesota, N.A. (as successor to First Union Bank of South Carolina), as Trustee, as amended.

               "Dial Page Notes": the 12 1/4% Senior Notes due 2000, issued by Dial Page, Inc. pursuant to the Dial Page Indenture.

               "Existing MobileMedia Debt": collectively, the indebtedness of MobileMedia Corp. and its Subsidiaries under and in respect of the Dial Page Indenture, the Dial Page Notes, the MobileMedia 1995 Loan Documents, the MobileMedia DIP Loan Documents, the MobileMedia 9 3/8%
     Note Indenture,  the MobileMedia 9 3/8% Notes, the MobileMedia 10 1/2%
     Note Indenture and the MobileMedia 10 1/2% Notes, including all outstanding principal, unpaid and accrued interest, unpaid and accrued fees and other unpaid sums under each thereof, in each case to the extent allowed in the Bankruptcy Proceeding.

               "Farm Team": Farm Team Corp., a Delaware corporation and a direct wholly-owned Subsidiary of the Parent, to be renamed MobileMedia Communications, Inc. in the MobileMedia Name Change and to be contributed to the Borrower in the MobileMedia Dropdown.

               "FCC Proceeding": the hearing in WT Docket No. 97-115, entitled In the Matter of MobileMedia Corporation, et al. relating to Pre-Merger MobileMedia's and its Subsidiaries' qualifications to remain FCC licensees.

               "Final Order": as to any court, administrative agency or other tribunal, an order or judgment of such tribunal as entered on its docket, which order or judgment shall not have been reversed, stayed, enjoined, annulled or suspended and the time for filing an appeal, petition for certiorari or other request for administrative or judicial relief or, in the case of an order of the FCC, for instituting administrative review of such order sua sponte, has expired and as to which no appeal, petition for certiorari or other request for administrative or judicial relief or, in the case of an order of the FCC, for instituting administrative review of such order sua sponte, is pending or, if an appeal, petition for certiorari or other request for administrative or judicial relief or, in the case of an order of the FCC, for instituting administrative review of such order sua sponte, has been timely filed or taken, the order or judgment of such court, administrative agency or other tribunal has been affirmed (or such appeal, petition or other request for administrative or judicial relief has been dismissed as moot) by the highest court (or other tribunal having appellate jurisdiction over the order or judgment) to which the order was appealed or the petition for certiorari has been denied or, in the case of an order of the FCC which the FCC decided to review sua sponte, the FCC has either withdrawn or dismissed such review, and the time to take any further appeal or to seek further certiorari or judicial or administrative review has expired.

               "FWS Radio": FWS Radio, Inc., a Texas corporation, and prior to the consummation of the MobileMedia Subsidiary Transactions, an indirect Subsidiary of Pre-Merger MobileMedia.

               "HSR Act": the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

               "Initial Tranche C Lender": each Lender which made an Initial Tranche C Loan and its successors and assigns.

               "Initial Tranche C Loans": the Tranche C Loans made to the Borrower on the Second Restatement Date in the aggregate principal amount of $125,000,000.

               "Locate Entities": Proximity Communications Manager, Inc., Proximity Communications, Inc., Locate-1, Inc., Proximity Communications, L.L.C. and Personal Communication Network Services of New York, Inc.

               "Merger Agreement": the Agreement and Plan of Merger, dated as of August 18, 1998, by and among the Parent, Farm Team, MobileMedia Corp. and Pre-Merger MobileMedia, as amended by the First Amendment, dated as of September 3, 1998.

               "Merger Effective Date": provided that the conditions precedent to the consummation of the MobileMedia Merger as set forth in Section 8.3(iv) shall have been satisfied (prior to or simultaneously) or waived in accordance with the provisions of Section 11.1, the date upon which the MobileMedia Merger becomes effective.

               "Merger Effective Time": the time on the Merger Effective Date at which the MobileMedia Merger becomes effective.

               "MMCA": prior to the MMCA Name Change, Delaware Subsidiary Co., and after the MMCA Name Change, MobileMedia Corporation of America.

               "MMCA Contribution": the transfer by MMCA of all licenses and other authorizations previously issued to Pre- Merger MobileMedia or any of its Subsidiaries to operate their paging networks to MobileMedia License Subsidiary.

               "MMCA Name Change": the change of the name of Delaware Subsidiary to "MobileMedia Corporation of America" after the merger of Pre-Merger MMCA with and into Delaware Subsidiary.

               "MobileComm   West":   MobileComm  of  the  West,   Inc.,  a
     California corporation, and prior to the consummation of the MobileMedia Transactions, an indirect Subsidiary of Pre-Merger MobileMedia.

               "MobileMedia": prior to the MobileMedia Name Change, Farm Team Corp. and on and after the MobileMedia Name Change, MobileMedia Communications, Inc.

               "MobileMedia Contribution": the transfer by MobileMedia of all of its assets (other than its Stock in MMCA and the Locate Entities) to MMCA.

               "MobileMedia Corp.": MobileMedia Corporation, a Delaware corporation, which will be dissolved immediately after the MobileMedia Corp. Contribution.

               "MobileMedia   Corp.   Contribution":    the   transfer   by
     MobileMedia Corp. of all of its assets to Pre-Merger MobileMedia.

               "MobileMedia DIP Loan Documents": collectively, (i) the Credit Agreement, dated as of January 30, 1997, among Pre-Merger MobileMedia, the lenders party thereto and The Chase Manhattan Bank, as agent, and (ii) the guaranties, security documents and other loan documents executed and delivered in connection therewith.

               "MobileMedia Dropdown": collectively, the contribution of all of the issued and outstanding capital Stock of MobileMedia (i) by the Parent to Arch and (ii) thereafter by Arch to the Borrower.

               "MobileMedia Intercompany Note": the promissory note, to be made by Farm Team to the Borrower.

               "MobileMedia License Subsidiary": a wholly-owned Subsidiary of MMCA to be created prior to the Merger Effective Date.

               "MobileMedia Merger": the merger of Pre-Merger MobileMedia with and into Farm Team.

               "MobileMedia 1995 Loan Documents": collectively, (i) the Credit Agreement, dated as of December 4, 1995, among Pre-Merger MobileMedia, the lenders party thereto and The Chase Manhattan Bank, as agent, and (ii) the guaranties, security documents and other loan documents executed and delivered in connection therewith.

               "MobileMedia   Merger   Certificate":   the  Certificate  of
     Ownership and Merger, filed with the Secretary of State of the State of Delaware to effect the MobileMedia Merger.

               "MobileMedia Merger Documents": collectively, (i) the Merger Agreement, (ii) Warrant Agreements, (iii) the Registration Rights Agreements, (iv) the MobileMedia Subsidiary Transaction Documents, (v) the Standby Purchase Commitment Letters, and (vi) all other documents executed and delivered in connection with the MobileMedia Merger, the MobileMedia Subsidiary Transactions and the Rights Offering.

               "MobileMedia Name Change": the change of the name of Farm Team to "MobileMedia Communications, Inc." after the MobileMedia Merger.

               "MobileMedia Subsidiary Merger Certificates": collectively, the Certificates of Ownership and Merger (or analogous documents) filed with the Secretary of State of the applicable jurisdictions to effect (i) the merger of Pre- Merger MMCA with and into MMCA with MMCA as the survivor, (ii) the merger of each of the Pre-Merger MobileMedia Wholly-Owned Subsidiaries, Pre-Merger MMCA Wholly-Owned Subsidiaries, FWS Radio and MobileComm West, with and into MMCA with MMCA as the survivor.

               "MobileMedia Subsidiary Transactions": collectively, the following transactions which are to take place after the MobileMedia Merger and in the following order: (i) the merger of Pre-Merger MMCA with and into MMCA with MMCA as the survivor, (ii) the MMCA Name Change, (iii) the merger of all Pre-Merger MobileMedia Wholly-Owned Subsidiaries with and into MMCA with MMCA as the survivor, (iv) the MobileMedia Contribution, (v) the merger of FWS Radio and MobileComm West with and into MMCA with MMCA as the survivor, (vi) the merger of each of the Pre-Merger MobileMedia Wholly-Owned Subsidiaries with and into MMCA with MCCA as the survivor, and (vii) the MMCA Contribution.

               "MobileMedia      Subsidiary     Transaction     Documents":
     collectively,   all  documents   executed  in   connection   with  the
     MobileMedia Subsidiary Transactions.

               "MobileMedia Tower Sale": the sale by MobileMedia and its Subsidiaries of certain transmission towers and related assets pursuant to the Purchase Agreement, dated as of July 7, 1998, among MobileMedia, its Subsidiaries party thereto and Pinnacle Towers, Inc., or such other agreement to sell such towers and related assets as may be approved by the Bankruptcy Court.

               "MobileMedia Transactions": collectively, the following transactions which are to take place in the following order: (i) the MobileMedia Corp. Contribution, (ii) the dissolution of MobileMedia Corp., (iii) the MobileMedia Merger, (iv) the MobileMedia Name Change,
     (v) the MobileMedia Subsidiary Transactions, and (vi) the MobileMedia Dropdown.

               "MobileMedia Transaction Documents": collectively, the MobileMedia Merger Documents, the MobileMedia Subsidiary Transaction Documents, and all other documents executed and delivered in connection with the MobileMedia Transactions.

               "MobileMedia 9 3/8% Note Indenture": the Indenture dated as of November 13, 1995, between Pre-Merger MobileMedia, as Issuer, and State Street Bank and Trust Company, as Trustee.

               "MobileMedia 9 3/8% Notes": the Senior Subordinated Notes due November 1, 2007, issued by Pre-Merger MobileMedia pursuant to the 9 3/8% Note Indenture.

               "MobileMedia 10 1/2% Note Indenture": the Indenture dated as of December 1, 1993, between Pre-Merger MobileMedia, as Issuer, and First Trust USA (as successor to BankAmerica National Trust Company), as Trustee, as amended.

               "MobileMedia  10  1/2%  Notes":   the  Senior   Subordinated
     Deferred Coupon Notes due December 1, 2003, issued by Pre-Merger MobileMedia pursuant to the 10 1/2% Note Indenture.

               "New Arch Notes": as defined in Section 8.3(iv)(C).

               "New Arch Indenture": as defined in Section 8.3(iv)(C).

               "Parent Warrants": warrants for the purchase of common Stock of the Parent, certain of which such warrants will be subscribed for in the Rights Offering.

               "Pre-Merger MMCA": MobileMedia Corporation of America, a Mississippi corporation, as in existence prior to its merger with and into Delaware Subsidiary.

               "Pre-Merger MMCA Wholly-Owned Subsidiaries": collectively, each of the following which, prior to the MobileMedia Transactions was a direct wholly-owned Subsidiary of Pre-Merger MMCA: (i) MobileComm of Florida, Inc., a Florida corporation, (ii) MobileComm of Tennessee, Inc., a Tennessee corporation, (ii) MobileComm of Tennessee, Inc., a
     Tennessee corporation, (iii) MobileComm of the Midsouth, Inc., a Missouri corporation, (iv) MobileComm Nationwide Operations, Inc., a Delaware corporation, (v) MobileComm of the Northeast, Inc., a
     Delaware corporation, (vi) MobileComm of the Southeast, Inc., a Delaware and Virginia corporation, (vii) MobileComm of the Southeast Private Carrier Operations, Inc., a Georgia corporation, and (viii) MobileComm of the Southwest, Inc., a Texas corporation.

               "Pre-Merger MobileMedia": MobileMedia Communications, Inc., a Delaware corporation, as in existence prior to the MobileMedia Merger.

               "Pre-Merger MobileMedia Wholly-Owned Subsidiaries": collectively, each of the following which, prior to the MobileMedia Transactions was a direct wholly-owned Subsidiary of Pre-Merger
     MobileMedia: (i) Dial Page Southeast, a Delaware corporation, (ii) MobileMedia Communications, Inc. (CA), a California corporation, (iii) MobileMedia DP Properties, Inc., a Delaware corporation, (iv) MobileMedia Paging, Inc., a Delaware corporation, (v) MobileMedia PCS, Inc., a Delaware corporation, and (vi) Radio Call Co. of Va., Inc., a Virginia corporation.

               "Prepayment Fee": as defined in Section 2.5(b).

               "Registration   Rights   Agreements":    collectively,   the
     registration rights agreements entered into between the Parent and any other Person in accordance with the Amended Plan.

               "Rights": certificated, transferable rights issued by the Parent for the purchase of (i) shares of common Stock of the Parent and (ii) the Parent Warrants, which Rights shall be issued to certain holders of unsecured claims of MobileMedia Corp. and its Subsidiaries in accordance with the Amended Plan and Merger Agreement.

               "Rights Offering": the issuance of the Rights by the Parent pursuant to the Amended Plan and the Merger Agreement.

               "Standby Purchase Commitment Letters": collectively, the commitment letters, each dated August 18, 1998, made by the Standby Purchasers evidencing their commitments to purchase common Stock of the Parent and Parent Warrants in the event any Rights are not exercised in the Rights Offering.

               "Standby   Purchasers":    collectively,   those   unsecured
     creditors of MobileMedia Corp. and its subsidiaries that have executed a Standby Purchase Commitment Letter.

               "Warrant Agreements": collectively, the warrant agreements entered into between the Parent and any other Person in accordance with the Amended Plan.

     5. Section 2.1(b) of the Credit Agreement is amended in its entirety to read as follows:

          (b) Tranche C Loans. On the Second Restatement Date, the Initial Tranche C Lenders made the Initial Tranche C Loans to the Borrower. Subject to the terms and conditions hereof, each Lender which has agreed to make an Additional Tranche C Loan severally agrees to make such Additional Tranche C Loan to the Borrower in a single draw on the Merger Effective Date in the amount theretofor agreed with the Borrower (each, an "Additional Tranche C Loan", collectively with the Additional Tranche C Loan of each other Additional Tranche C Lender, the "Additional Tranche C Loans"), provided that the aggregate amount of all of the Additional Tranche C Loans shall not exceed $200,000,000. No amounts paid or prepaid with respect to Tranche C Loans may be reborrowed.

     6. Subsections (a) and (b) of Section 2.2 of the Credit Agreement are amended in their entirety to read as follows:

          (a) The Borrower may borrow (i) under the Aggregate Tranche A Commitments on any Business Day during the Tranche A Commitment Period, or (ii) the Additional Tranche C Loans on the Merger Effective Date, provided that the Borrower shall notify the Administrative Agent (by telephone or fax) no later than 1:00 p.m. (A) three Business Days prior to the requested Credit Extension Date in the case of Eurodollar Advances and (B) one Business Day prior to the requested Credit Extension Date in the case of ABR Advances, in each case specifying
     (1) if requesting Tranche A Loans, the aggregate principle amount to be borrowed under the Aggregate Tranche A Commitments, (2) the requested Credit Extension Date, (3) whether such borrowing is to consist of one or more Eurodollar Advances, ABR Advances, or a combination thereof and (4) if the borrowing is to consist of one or more Eurodollar Advances, the length of the Interest Period or Periods for each such Eurodollar Advance (subject to the provisions of the definition of Interest Period). Each such notice shall be irrevocable and confirmed immediately by delivery to the Administrative Agent of a Credit Request. Each ABR Advance shall be in an aggregate principal amount equal to $100,000 or such amount plus a whole multiple of $100,000 in excess thereof, or, if less, the unused amount of the Aggregate Tranche A Commitments, and each Eurodollar Advance shall be in an aggregate principal amount equal to $500,000 or such amount plus a whole multiple of $100,000 in excess thereof. If, with respect to any borrowing, the Borrower shall fail to give due notice as provided in this Section, the Borrower shall be deemed to have selected an ABR Advance for such borrowing.

          (b) Upon receipt of such notice of borrowing from the Borrower, the Administrative Agent shall promptly notify each Lender which is a member of the Class from which a Loan has been requested of such notice of borrowing. Subject to its receipt of the notice referred to in the preceding sentence, each such Lender will make the amount of its (i) Tranche A Percentage of each such borrowing of Tranche A Loans, or (ii) its Additional Tranche C Loan, as the case may be, available to the Administrative Agent for the account of the Borrower at the Payment Office not later than 2:30 p.m., on the relevant Credit Extension Date requested by the Borrower, in funds immediately available to the Administrative Agent at such office. The amounts so made available to the Administrative Agent on such Credit Extension Date will then, subject to the satisfaction of the terms and conditions of this Agreement as determined by the Administrative Agent, be made available on such date to the Borrower by the Administrative agent at the Payment Office by crediting the account of the Borrower on the books of such office with the aggregate of said amounts received by the Administrative Agent. Unless the Administrative Agent shall have received prior notice from a Lender (by telephone or otherwise, such notice to be confirmed by telecopy or other writing) that it will not make available to the Administrative Agent its Tranche A Percentage of any Loans requested by the Borrower or its Additional Tranche C Loan, as the case may be, the Administrative Agent may assume that such Lender has made such share available to the Administrative Agent on the requested Credit Extension Date in accordance with this Section, provided that such Lender received notice of the proposed borrowing from the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such Credit Extension Date a corresponding amount. If and to the extent such Lender shall not have so made such share available to the Administrative Agent, such Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount (to the extent not previously paid by the other), together with interest thereon for each day from the date such amount is made available to the Borrower until the date such amount is paid to the Administrative Agent, at a rate per annum equal to, in the case of the Borrower the applicable interest rate set forth in Section 3.1, and, in the case of such Lender, the Federal Funds Rate in effect on such date (as determined by the Administrative Agent). Such payment by the Borrower, however, shall be without prejudice to its rights against such Lender. If such Lender shall pay to the Administrative Agent such corresponding amount, such amount so paid (excluding, however, any interest payable on such amount) shall constitute such Lender's Loan as part of such Loans for purposes of this Agreement, which Loan shall be deemed to have been made by such Lender on the Credit Extension Date applicable to such Loans.

     7. Section 2.5(b) of the Tranche A and Tranche C Credit Agreement is amended by adding the following to the end thereof:

     In the event that the Borrower makes a prepayment of Tranche C Loans pursuant to this subsection (b) during the periods set forth below (measured from the Merger Effective Date), the Borrower shall pay to the Administrative Agent, for the pro rata account of each Tranche C Lender, together with such prepayment, a fee (the "Prepayment Fee") in an amount equal to the following percentages of the principal amount of such prepayment:

       ---------------------------------------------------------------
       FROM                   TO                      PREPAYMENT FEE
       ------------------   -----------------------   ----------------
       Merger Effective
       Date                 180th day thereafter      2.00%
       ------------------   -----------------------   ----------------
       181st day            360th day                 1.50%
       ------------------   -----------------------   ----------------
       361st day            541st day                 1.00%
       ------------------   -----------------------   ----------------
       542nd day            722nd day                 0.50%
       ------------------   -----------------------   ----------------
       Thereafter                                     0.00%
       ------------------   -----------------------   ----------------

     8. Section 3.6(c) of the Credit Agreement is amended by adding immediately prior to the period appearing at the end thereof the following:

     or if such Foreign  Credit Party is not a "bank" within the meaning of
     Section 881(c)(3)(A) of the Code and intends to claim exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8 or any subsequent versions thereof or successors thereto (and, if such Foreign Credit Party delivers a Form W-8, a certificate representing that such Foreign Credit Party is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Foreign Credit Party claiming complete exemption from, or a reduced rate of, U.S. Federal withholding tax on payments of interest by the Borrower under this Agreement and the other Loan Documents

     9. Section 4.7 of the Credit Agreement is amended by replacing the phrase "the Subordinated Indenture" appearing twice in such section with the phrase
"the Subordinated Indenture, the New Arch Indenture (if existing), the Replacement Indenture (if existing)".

     10. Section 4.22 of the Credit Agreement is amended by replacing the phrase "and any Replacement Indenture" appearing in such section with the phrase "the New Arch Indenture (if existing) and any Replacement Indenture (if existing)".

     11. Section 4.24 of the Credit Agreement is amended by replacing the phrase "the Existing Arch Indentures" appearing in such section with the phrase "the Existing Arch Indentures, the New Arch Indenture (if existing)".

     12.  Section 6 of the Credit  Agreement  is amended by adding a new Section
6.4 to read as follows:

          6.4 Additional Tranche C Loans; Proposed Aggregate Tranche A Commitment Increase.

               As an additional  condition  precedent to the  obligation of
          (i) the Additional Tranche C Lenders to make Additional Tranche C Loans, and (ii) Tranche A Lenders to make Tranche A Loans under the Proposed Aggregate Tranche A Commitment Increase (as defined in Amendment No. 1), the conditions precedent to the consummation of the MobileMedia Merger as set forth in Section 8.3(iv) shall have been satisfied (prior to or simultaneously) or waived in accordance with the provisions of Section 11.1.

     13. Section 7.15 of the Credit Agreement is amended in its entirety to read as follows:

          7.15. Total Leverage Ratio.

               (a) For the period from the Second Restatement Date until the Merger Effective Date or, if the Merger Effective Date does not occur, for the period on and after the Second Restatement Date:

                    (i) At all times prior to the Existing Arch Senior Note Termination Date, maintain, or cause to be maintained, during the periods set forth below, a Total Leverage Ratio of not greater than the ratios set forth below:

          Periods                                     Ratio
          -------                                     -----

          Second Restatement Date through
          June 29, 1999                               5.25:1.00

          June 30, 1999 through
          June 29, 2000                               5.00:1.00

          June 30, 2000 through
          June 29, 2001                               4.50:1.00

          June 30, 2001 through
          June 29, 2002                               4.00:1.00

          June 30, 2002 and
          thereafter                                  3.50:1.00,

                    (ii) At all times on and after the Existing Arch Senior Note Termination Date, maintain, or cause to be maintained, a Total Leverage Ratio of not greater than 5.00:1.00.

               (b) On and after the Merger Effective Date:

                    (i) At all times prior to the Existing Arch Senior Note Termination Date, maintain, or cause to be maintained, during the periods set forth below, a Total Leverage Ratio of not greater than the ratios set forth below:

          Periods                                     Ratio
          -------                                     -----

          Second Restatement Date through
          June 29, 1999                               5.00:1.00

          June 30, 1999 through
          December 30, 1999                           4.75:1.00

          December 31, 1999 through
          June 29, 2000                               4.50:1.00

          June 30, 2000 through
          June 29, 2001                               4.25:1.00

          June 30, 2001 through
          June 29, 2002                               4.00:1.00

          June 30, 2002 and
          thereafter                                  3.50:1.00,

                    (ii) At all times on and after the Existing Arch Senior Note Termination Date, maintain, or cause to be maintained, a Total Leverage Ratio of not greater than 5.00:1.00.

     14. Section 8.1(viii) of the Credit Agreement is hereby amended to read as follows:

     (viii)  Indebtedness of Arch under (A) the Existing Arch Senior Notes,
     (B) the Arch 12 3/4% Senior Notes, (C) the New Arch Notes (if existing), provided that (1) the proceeds thereof shall be used in connection with the consummation of the MobileMedia Merger or (2) if the Merger Agreement is terminated, expires or is no longer in effect, the proceeds thereof shall be used to repay Tranche C Loans or permanently reduce the Aggregate Tranche A Commitments or the Aggregate Tranche B Commitments, and (D) the Replacement Notes (if existing), provided that the principal amount of any such Replacement Notes shall not exceed the principal amount of the Existing Arch Senior Notes, the Arch 12 3/4% Senior Notes or the New Arch Notes repaid with the proceeds thereof, and

     15. Section 8.3 of the Credit Agreement is amended in its entirety to read as follows:

          8.3. Merger.

          Consolidate with, be acquired by, or merge into or with any Person, or sell, lease or otherwise dispose of all or substantially all of its Property or any of its Stock or otherwise alter or modify its corporate name, structure, status or existence, or permit any of its Subsidiaries so to do, except:

               (i) prior to the Existing Arch Senior Note Termination Date, Arch and any of its Subsidiaries (other than Benbow Investments until such time as Benbow Investments ceases to be an Unrestricted
     Subsidiary under and as defined in the Existing Arch Senior Indentures, has become a Subsidiary Guarantor and has granted a security interest to the Collateral Agent in its assets) may merge or consolidate with, or transfer all or substantially all of its assets to, Arch or any such Subsidiary, provided that in any merger involving the Borrower, the Borrower shall be the survivor;

               (ii) on and after the Existing Arch Senior Note Termination Date, the Borrower and any of its Subsidiaries may merge or consolidate with, or transfer all or substantially all of its assets to, the Borrower or any such Subsidiary, provided that (A) the Administrative Agent shall have received ten days' prior written notice thereof, (B) immediately before and after giving effect thereto no Default or Event of Default shall exist and (C) in any merger involving the Borrower, the Borrower shall be the survivor;

               (iii) at all times, (A) sales of Property to the extent permitted under Section 8.8 and (B) mergers involving Subsidiaries of the Borrower as part of an Acquisition permitted by Section 8.6, provided that no Stock is issued in connection therewith except to the extent permitted by Section 8.13; and

               (iv) Farm Team may consummate the MobileMedia Merger subject to the prior or simultaneous fulfillment of the following conditions precedent:

                    (A) Evidence of Action by MobileMedia Corp. and its Subsidiaries. The Administrative Agent shall have received a certificate, dated as of the Merger Effective Date, of the Secretary or Assistant Secretary of each of MobileMedia Corp. and each of its Subsidiaries (including Delaware Subsidiary): (1) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by it to authorize the MobileMedia Transaction Documents and the Loan Documents to which it is a party and the consummation of the transactions contemplated thereby, (2) attaching a true and complete copy of its certificate of incorporation and by-laws, (3) setting forth the incumbency of its officer or officers who may sign the Loan Documents, including therein a signature specimen of such officer or officers and
     (4) attaching a certificate of good standing of the Secretary of State of the jurisdiction of its incorporation and of each other state in which it is qualified to do business, together with such other documents as the Administrative Agent shall require.

                    (B) Evidence of Action by the Parent, Arch, the Borrower and Farm Team. The Administrative Agent shall have received a certificate, dated as of the Merger Effective Date, of the Secretary or Assistant Secretary of each of the Parent, Arch, the Borrower and Farm Team: (1) attaching a true and complete copy of the resolutions of its Board of Directors and of all documents evidencing other necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken by it to authorize the MobileMedia Transactions Documents to which it is a party, and, in the case of Arch, the New Arch Indenture, and the consummation of the MobileMedia Transactions and all other transactions contemplated thereby, (2) in the case of Farm Team, attaching a true and complete copy of its certificate of incorporation and by-laws, and, in the case of the Parent, Arch and the Borrower, as to its certificate of incorporation and by-laws having not been amended, modified or changed in any manner since the Second Restatement Date, or, if so, setting forth the same,
     (3) setting forth the incumbency of its officer or officers who may sign such MobileMedia Transaction Documents and Loan Documents, including therein a signature specimen of such officer or officers and
     (4) attaching a certificate of good standing of the Secretary of State of the jurisdiction of its incorporation and of each other state in which it is qualified to do business, together with such other documents as the Administrative Agent shall require.

                    (C) New Arch Notes; Officer's Certificate. Arch shall have (1) issued additional notes (the "New Arch Notes") on terms and conditions satisfactory to the Managing Agents, (2) received proceeds in an amount not less than $120,000,000 (less customary underwriting discounts, commissions and related expenses) therefrom, and (3) the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower, dated the Merger Effective Date, in all respects satisfactory to the Administrative Agent as to the foregoing matters and attaching a true, complete and correct copy of each of the indenture or other documents executed and delivered in connection with the issuance of the New Arch Notes (collectively, the "New Arch Indenture") and a copy of the Offering Memorandum or other disclosure document, if any, in respect thereof, each of which shall be in form and substance satisfactory to the Managing Agents.

                    (D) Cash Flows. (1) The combined Operating Cash Flow and operating cash flow of MobileMedia Corp. and its Subsidiaries (calculated in a manner consistent with the calculation of Operating Cash Flow) on an annualized basis for the three month period ending on the Merger Effective Date or, if the Merger Effective Date is not the last day of a month, for the immediately preceding three month period shall not be less than $225,000,000, (2) the aggregate number of Pagers in Service of MobileMedia Corp. and its Subsidiaries and the Borrower and its Subsidiaries on a combined basis as of the Merger Effective Date shall not be less than $7,000,000, and (3) the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower (including calculations in reasonable detail) to the foregoing effect in form and substance satisfactory to the Managing Agents.

                    (E) Corporate, Tax, Capital and Ownership Structure. The corporate, tax, capital and ownership structure (including articles of incorporation and by-laws), shareholders agreements and management of the Parent, Arch, the Borrower and its Subsidiaries before and after the consummation of the MobileMedia Transactions and the issuance of the New Arch Notes shall be satisfactory to the Managing Agents.

                    (F) Maximum Cash Price. The cash portion of the purchase price to be paid by the Parent or any of its Subsidiaries in connection with the MobileMedia Transactions (including transactions fees and expenses) shall not exceed (1) if the Merger Effective Date is on or before December 31, 1998, $575,000,000, and (2) if the Merger Effective Date is after December 31, 1998, $585,000,000, in each case of which at least $217,000,000 consists of the net proceeds of the Rights Offering.

                    (G) Rights Offering. The Parent shall have completed Rights Offering and shall have received not less than $217,000,000 in net proceeds thereof, and the Administrative Agent shall have received a certificate of a Financial Officer of the Borrower to the foregoing effects in form and substance satisfactory to the Managing Agents.

                    (H) MobileMedia Tower Sale. The MobileMedia Tower Sale shall have been consummated and the net proceeds thereof received by MobileMedia Corp. and its Subsidiaries shall not be less than $165,000,000 and the Administrative Agent shall have received a certificate of a Financial Officer of the Parent or Pre-Merger MobileMedia to the foregoing effects in form and substance satisfactory to the Managing Agents.

                    (I) Confirmation Order. The Administrative Agent shall have received a court certified copy of the Confirmation Order, which Confirmation Order shall be satisfactory to the Managing Agents and shall have been in full force and effect for 11 days without any modification or amendment or stay thereof, and there shall not be pending any appeal or request for rehearing other than those which, in the opinion of the Managing Agents in their sole discretion, would not, individually or in the aggregate, have a material adverse effect on (w) the business, property, financial condition, operations, projections or prospects of the Parent and its Subsidiaries on a consolidated basis, Arch and its Subsidiaries on a consolidated basis or MobileMedia and its Subsidiaries on a consolidated basis; (x) the legality, validity or enforceability of any of the Loan Documents, (y) the ability of the Borrower to repay its obligations under the Loan Documents or of any other Loan Party to perform its obligations under the Loan Documents, or (z) the rights and remedies of the Lenders under the Loan Documents.

                    (J)   Absence  of   Litigation.   There   shall  be  no
     injunction, writ, preliminary restraining order or other order of any nature issued by any Governmental Body in any respect affecting the transactions contemplated by the MobileMedia Transaction Documents and the Loan Documents and no action or proceeding by or before any Governmental Body shall have been commenced and be pending or, to the knowledge of the Borrower or Arch, be threatened, seeking to prevent or delay the transactions contemplated by the MobileMedia Transaction Documents and the Loan Documents or challenging any other terms and provisions hereof or thereof or seeking any damages in connection therewith which would, in the opinion of the Managing Agents in their sole discretion, individually or in the aggregate, have a material adverse effect on (w) the business, property, financial condition, operations, projections or prospects of the Parent and its Subsidiaries on a consolidated basis, Arch and its Subsidiaries on a consolidated basis or MobileMedia and its Subsidiaries on a consolidated basis; (x) the legality, validity or enforceability of any of the Loan Documents, (y) the ability of the Borrower to repay its obligations under the Loan Documents or of any other Loan Party to perform its obligations under the Loan Documents, or (z) the rights and remedies of the Credit Parties under the Loan Documents.

                    (K) No Change of Control. The consummation of the MobileMedia Transactions shall not constitute a Change of Control and the Administrative Agent shall have received a certificate of a Financial Officer of Arch to such effect.

                    (L) No Default; Representations and Warranties. The Administrative Agent shall have received a certificate of the
     President, a Vice President or a Financial Officer of the Parent, dated the Merger Effective Date, in all respects satisfactory to the Administrative Agent certifying that as of the Merger Effective Date
     (A) no Default exists and (B) the representations and warranties contained in the Loan Documents are true and correct, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

                    (M) Absence of Adverse Changes.

                         (1) (a) Neither the Parent, Arch, the Borrower nor any of their respective Subsidiaries shall have sustained since December 31, 1997 (or (i) June 24, 1998, to the extent such matter is disclosed in the Offering Memorandum dated June 24, 1998 with respect to the Arch 12 3/4% Senior Notes or (ii) June 29, 1998, to the extent such matter is disclosed in the current reports on Form 8-K of the Parent and Arch filed on June 29, 1998) any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance or from any labor dispute or court or governmental action order, or decree, (b) since such date there shall not have been a material increase in short-term debt or long-term debt of the Parent, Arch, the Borrower or any of their respective Subsidiaries (other than debt contemplated by this Agreement), and (c) since such date there shall not have been any change, or any development involving a prospective change, that could reasonably be expected in the opinion of the Managing Agents to result in a material adverse effect on (i) the business, property, financial condition, operations, projections or prospects of the Parent and its Subsidiaries on a consolidated basis, Arch and its Subsidiaries on a consolidated basis; (ii) the legality, validity or enforceability of any of the Loan Documents, (iii) the ability of the Borrower to repay its obligations under the Loan Documents or of any other Loan Party to perform its obligations under the Loan Documents, or (iv) the rights and remedies of the Credit Parties under the Loan Documents.

                         (2) (a) Neither MobileMedia nor any of its Subsidiaries shall have sustained since December 31, 1997, any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance or from any labor dispute or court or governmental action order, or decree (other than litigation before the Bankruptcy Court which litigation is disposed of pursuant to the Confirmation Order (described above) other than as set forth in its audited financial statements as of that date,
     (b) since such date there shall not have been a material increase in short-term debt or long-term debt of MobileMedia or any of its
     Subsidiaries (other than pursuant to the MobileMedia DIP Loan Documents as in effect on the date hereof, as permitted in the MobileMedia Merger Documents), and (c) since such date there shall not have been any change, or any development involving a prospective change, that could reasonably be expected in the opinion of the Managing Agents to result in a material adverse effect on (i) the business, property, financial condition, operations, projections or prospects of MobileMedia and its Subsidiaries on a consolidated basis;
     (ii) the legality, validity or enforceability of any of the Loan Documents, (iii) the ability of the Borrower to repay its obligations under the Loan Documents or of any other Loan Party to perform its obligations under the Loan Documents, or (iv) the rights and remedies of the Credit Parties under the Loan Documents.

                    (N) Financial Projections. The Administrative Agent shall have received financial projections of (1) the Parent and its Subsidiaries on a consolidated basis, (2) Arch and its Subsidiaries on a consolidated basis and (3) the Borrower and its Subsidiaries on a consolidated basis, in each case for the period through the Tranche C Maturity Date, each in form and substance satisfactory to the Managing Agents.

                    (O) FCC Order. The Administrative Agent shall have received an order of the FCC approving the transfer of the FCC licenses held by Pre-Merger MobileMedia and its Subsidiaries to the Borrower or any of its Subsidiaries and terminating the FCC Proceeding, which order shall be a Final Order or, if such order is not an Final Order, Required Lenders shall have consented to the consummation of the MobileMedia Transactions.

                    (P) Approvals and Consents. All approvals and consents of all Persons required to be obtained prior to the Merger Effective Date in connection with the consummation of the transactions contemplated by the Transaction Documents have been obtained and all required notices have been given and all required waiting periods have expired, including, without limitation, under the HSR Act (or expiration of applicable waiting periods), and no provision of any applicable statute, law, rule or regulation of any Governmental Body will prevent the execution, delivery or performance of, or affect the validity of, the Transaction Documents and the Administrative Agent shall have received a certificate of an officer of the Parent to the foregoing effects.

                    (Q) Existing MobileMedia Debt; Claims. (1) The Existing MobileMedia Debt shall have been paid in full or discharged, (2) each of the Dial Page Indenture, the Dial Page Notes, the MobileMedia 1995 Loan Documents, the MobileMedia DIP Loan Documents, the MobileMedia 9 3/8% Note Indenture, the MobileMedia 9 3/8% Notes, the MobileMedia 10 1/2% Note Indenture and the MobileMedia 10 1/2% Notes shall have been cancelled or terminated, (3) all other claims and liabilities of MobileMedia Corp. and its Subsidiaries shall have been discharged except to the extent provided in the Confirmation Order and the Amended Plan, (4) all Liens securing any of the Existing MobileMedia
     Debt or such other claims shall have been terminated, and (5) the Administrative Agent shall have received satisfactory evidence of the foregoing.

                    (R) Search Reports and Related Documents. The Administrative Agent shall have received (1) such UCC, tax, patent, trademark and judgment lien search reports with respect to such applicable public offices where Liens are filed, as shall be acceptable to the Administrative Agent, disclosing that there are no Liens of record in such official's office covering any Collateral or showing MobileMedia Corp. or any of its Subsidiaries as a debtor thereunder (other than Liens being released in connection with the repayment of Existing MobileMedia Debt or otherwise being discharged pursuant to the Confirmation Order and Permitted Liens), (2) a certificate of the Parent, dated the Merger Effective Date, certifying that, as of the Merger Effective Date, there will exist no Liens on the Collateral other than Permitted Liens, and (3) such Uniform

     Commercial   Code   financing   statements   or  financing   statement
     amendments, executed by the appropriate Loan Party, as shall be reasonably requested by the Administrative Agent.

                    (S) Consummation of MobileMedia Transactions.

                         (1) Each of the conditions precedent contained in the MobileMedia Transaction Documents to the consummation of the MobileMedia Transactions shall have been satisfied (with no waiver of any condition thereof without the prior written consent of the Managing Agents), and, substantially simultaneously with the making of the Tranche A Loans, Tranche B Loans and the Additional Tranche C Loans on the Merger Effective Date, the MobileMedia Transactions (other than the MobileMedia Dropdown) shall have been consummated in accordance with the terms of the MobileMedia Transaction Documents and all applicable laws, governmental policies, rules and regulations.

                         (2) All representations and warranties made in the MobileMedia Transaction Documents by the Parent, Farm Team, MobileMedia Corp. and Pre-Merger MobileMedia shall be true and correct in all material respects.

                         (3) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of the Parent, in all respects satisfactory to the Administrative Agent, (a) attaching a true and complete copy of each of the fully executed MobileMedia Merger Documents, all of which shall be satisfactory to the Managing Agents, and (b) certifying that (i) each MobileMedia Merger Document is in full force and effect, (ii) no default or event of default by the Parent or the Borrower or, to the best of the knowledge of the
     Parent and the Borrower, any other party, has occurred and is continuing thereunder, and (iii) each of the conditions specified in clauses (1) and (2) of this subsection (S) has been satisfied, provided, however, that with respect to the representations and warranties made in the MobileMedia Transaction Documents by MobileMedia Corp. or any of its Subsidiaries, such certification shall be made to the best knowledge of the Parent.

                         (4) The MobileMedia Merger shall occur on or before March 31, 1999.

                         (5) The MobileMedia Merger Certificate shall have been filed with the Secretary of State of the State of Delaware, which certificate shall also change the name of Farm Team to "MobileMedia

     Communications, Inc." and which certificate shall comply as to form and substance with the General Corporation Law of Delaware.

                         (6) Each of the MobileMedia Subsidiary Merger Certificates shall have been filed with the applicable Governmental Body, each of which certificates shall comply as to form and substance with applicable state law and which certificate, in the case of the merger of Pre-Merger MMCA with and into Delaware Subsidiary, shall also change its name to "MobileMedia Corporation of America".

                    (T) Subsidiary Guaranty. The Administrative Agent shall have received a Supplement to the Subsidiary Guaranty duly executed by each of MobileMedia and each of its Subsidiaries.

                    (U) Escrow Agreement. The Escrow Agent shall have received the following documents and instruments: (1) the Unrestricted Subsidiary Security Agreement (Bank), the Unrestricted Subsidiary Security Agreement (9 1/2% Indenture) and the Unrestricted Subsidiary Security Agreement (14% Indenture), each duly executed by the parties thereto, (2) certificates representing all of the issued and outstanding shares of capital Stock of MobileMedia and each of its Subsidiaries and undated stock powers with respect thereto duly executed in blank by the applicable Loan Parties, (3) instruments constituting the Pledged Debt (under and as defined in each of the Triggering Collateral Documents), including the MobileMedia Intercompany Note, indorsed in blank by the applicable Loan Party, (4) the Triggering Collateral Documents and the Indenture Collateral Documents, in each case duly executed by each of the parties thereto,
     (5) Grants of Security Interest (Trademarks), duly executed by each of MobileMedia and each of its Subsidiaries which owns a trademark, (6) Grants of Security Interest (Patents), duly executed by each of MobileMedia and each of its Subsidiaries which owns a patent, (7) Powers of Attorney, duly executed by each of the MobileMedia and each of its Subsidiaries, (8) duly executed UCC-1 Financing Statements with respect to the Collateral for filing in each office as determined by the Administrative Agent and naming the Collateral Agent as "Secured Party", (9) additional sets of UCC-1 Financing Statements in all respects identical to UCC- 1 Financing Statements referred to in clause (8) above except that the Applicable Arch Indenture Trustees are named as "Secured Party" and (10) all executed original counterparts of each Triggering Collateral Document and each Indenture Collateral Document.

                    (V) Due Diligence. The Managing Agents' legal, environmental and tax due diligence investigations with respect to the Parent, Arch, the Borrower and their respective Subsidiaries, MobileMedia Corp. and its Subsidiaries, the MobileMedia Transactions shall be satisfactory in all respects to the Managing Agents, and any supplemental business, financial or accounting due diligence that any of the Managing Agents determines has become necessary shall not have disclosed information not previously disclosed to the Managing Agents which causes the results of such diligence not to be satisfactory in all respects to the Managing Agents.

                    (W) Replacement Schedules. The Administrative Agent shall have received replacement Schedules 4.1, 8.2 and 8.6 to each Credit Agreement, each in form and substance satisfactory to the Administrative Agent.

                    (X) Opinions of Counsel to the Loan Parties. The Administrative Agent shall have received an opinion of (A) Hale and Dorr, counsel to the Loan Parties, and (B) Garry Watzke, Esq., General Counsel of the Loan Parties, each addressed to the Administrative Agent, the other Credit Parties and Special Counsel, dated the Merger Effective Date and in form and substance satisfactory to the Administrative Agent.

                    (Y) Opinions of FCC Counsel. The Administrative Agent shall have received an opinion of Wilkinson, Barker, Knauer & Quinn, LLP, FCC counsel to Arch and its Subsidiaries, addressed to the Administrative Agent and the other Credit Parties, dated the Merger Effective Date and in form and substance satisfactory to the Administrative Agent.

                    (Z) Fees. All fees payable on the Merger Effective Date shall have been paid, including the reasonable fees and expenses of Special Counsel.

                    (AA) Other Documents.  The  Administrative  Agent shall
     have   received   such  other   documents   and   assurances   as  the
     Administrative Agent shall reasonably require.

     16. Section 8.6 of the Credit Agreement is amended by deleting the word "and" at the end of subsection (m) and adding it to the end of subsection (n) and by adding a new subsection (o) to each thereof to read as follows:

               (o) the MobileMedia  Transactions to the extent permitted by
     Section 8.3(iv).

     17. Section 8.15 of the Credit Agreement is amended by replacing the phrase "the Replacement Notes, the Replacement Indenture" appearing in such section with the phrase "the Replacement Notes (if existing), the Replacement Indenture (if existing), the New Arch Notes (if existing), the New Arch Indenture (if existing)".

     18. Section 9.1(d) of the Credit Agreement is amended in its entirety to read as follows:

          (d) The failure of any Loan Party to observe or perform any covenant or agreement contained in Section 7.2(f), 7.3, 7.11, 7.12, 7.13, 7.14, 7.15, 7.16, 7.17, 7.18, 7.19 or 7.20, Section 8 or Section
     11.1 of this Agreement, Section 2 of the Subsidiary Guaranty, Section 2 or 8(o) of the Parent Guaranty or Section 2 or 5(o) of the Arch Guaranty; or

     19. Section 9.1(m) of the Credit Agreement is hereby amended to read as follows:

          (m)(i) The FCC or any other Governmental Body cancels or revokes any of Arch's or any of its Subsidiaries' material licenses, or fails to renew any such license or licenses, which cancellation, revocation or failure to renew could reasonably be expected to have a Material Adverse Effect; or

               (ii) If Required Lenders have consented to the consummation of the MobileMedia Transactions at a time when the FCC order approving the transfer of all material licenses of MobileMedia and its Subsidiaries to the Borrower or any of its Subsidiaries and terminating the FCC Proceeding is not a Final Order, the withdrawal or modification in any material respect of the order in effect at the time of the consummation of the MobileMedia Transactions; or

     20. Section 11.1(b)(iii)(A) of the Credit Agreement is hereby amended by inserting immediately prior to the comma appearing at the end thereof the phrase "or increase the aggregate outstanding principal amount of the Tranche C Loans to an amount greater than the aggregate outstanding principal amount of Tranche C Loans as of the Merger Effective Date after giving effect to the making of the Additional Tranche C Loans".

     21. Section 11.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

          11.12 Confidentiality.

               Each of the Administrative Agent and the other Credit Parties agrees (on behalf of itself and each of its affiliates, directors, officers, employees and representatives) to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature, all non-public information supplied by Arch, the Borrower or any of their respective Subsidiaries pursuant to this Agreement which (a) is identified by such Person as being confidential at the time the same is delivered to such Credit Party or the Administrative Agent, or (b) constitutes any financial statement, financial projections or forecasts, budget, compliance certificate, audit report, management letter or accountants' certification delivered hereunder (collectively, the "Confidential Information"), provided, however, that nothing herein shall limit the disclosure of any Confidential Information (i) to the extent required by statute, rule, regulation or judicial process, (ii) on a confidential basis, to counsel to any of the Credit Parties or the Administrative Agent, (iii) to bank examiners and other governmental bodies or examiners having jurisdiction over such Credit Party, auditors or accountants, and any analogous counterpart thereof, (iv) to the Administrative Agent or the Credit Parties, (v) in connection with any litigation to which any one or more of the Credit Parties or the Administrative Agent is a party, provided that if practicable to do so under the circumstances, Arch or the Borrower, as the case may be, is given prior notice of, and an opportunity to contest, the production of such Confidential Information (which such notice and opportunity shall be reasonable under the circumstances), (vi) to any assignee or participant (or prospective assignee or participant) so long as such assignee or participant (or prospective assignee or participant) agrees in writing to keep such Confidential Information confidential on substantially the same basis as set forth in this Section, or (vii) to affiliates of the Administrative Agent or each Credit Party. Notwithstanding the provisions of clause (vii) above, neither the Administrative Agent nor any Credit Party shall disclose any such Confidential Information to any of its respective affiliates, directors, officers, employees or representatives except to the extent that it or they have a need to know such Confidential Information in connection with the structuring or administration of the Loans or any Loan Document, any assignment or participation thereof or activities incidental thereto.

     22. Exhibit E to the Credit Agreement is hereby replaced with the new Exhibit E in the form annexed hereto, and Exhibits L-1, L-2, and L-3 to the Credit Agreement are hereby replaced with new Exhibits L-1, L-2, and L-3, each revised so as to add "patents" to the Collateral and each in form and substance satisfactory to the Administrative Agent.

     23. Barclays Bank PLC is hereby appointed as an additional Managing Agent, and such defined term "Managing Agent" in the Credit Agreement is hereby amended so as to include Barclays Bank PLC.

     24. Notwithstanding the provisions of Section 11.5 of the Credit Agreement, each Lender hereby agrees that it shall not assign nor grant any participation in (other than to a Federal Reserve Bank) any of its rights or obligations under any Loan Document (other than with respect to (a) the Proposed Aggregate Tranche

A Commitment Increase, (b) the Proposed Aggregate Tranche B Commitment Increase, as defined in the Tranche B Credit Agreement Amendment, and (c) the Proposed Additional Tranche C Loans) during the period from the Amendment Effective Date through and including the earlier of (i) December 1, 1998, and (ii) the date on which the Managing Agents notify the Borrower, the Lenders and any prospective lender of the allocation of the Proposed Facility Increase Maximum Amount in connection with the "primary syndication" thereof. For the purposes of this paragraph, the "primary syndication" shall mean a primary syndication conducted in a manner consistent with customary practice for syndications of similar facilities, including the scheduling and holding of a bank meeting, a period for the receipt of commitments and the final allocation of commitments.

     25. Each Credit Party and each Loan Party hereby agrees and consents to the Tranche B Credit Agreement Amendment, the Arch Guaranty Amendment, the Parent Guaranty Amendment and the Collateral Document Amendments.

     26. Paragraphs 1- 25 of this Amendment shall not be effective until the prior or simultaneous fulfillment of the following conditions (the "Amendment Effective Date"):

          (a) The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Borrower, the Parent, the Subsidiary Guarantors, the Administrative Agent and each other Credit Party.

          (b) The Administrative Agent shall have received Amendment No. 1, dated the date hereof, to the Tranche B Credit Agreement (the "Tranche B Credit Agreement Amendment"), duly executed by a duly authorized officer or officers of the Borrower, the Parent, the Subsidiary Guarantors, the Administrative Agent and each other Credit Party (each under and as defined in the Tranche B Credit Agreement).

          (c) The Administrative Agent shall have received Amendment No. 1, dated the date hereof, to the Arch Guaranty (the "Arch Guaranty Amendment"), duly executed by a duly authorized officer or officers of Arch and the Collateral Agent, in form and substance satisfactory to the Administrative Agent.

          (d) The Administrative Agent shall have received Amendment No. 1, dated the date hereof, to the Parent Guaranty (the "Parent Guaranty Amendment"), duly executed by a duly authorized officer or officers of the Parent and the Collateral Agent, in form and substance satisfactory to the Administrative Agent.

          (e) The Administrative Agent shall have received a certificate of the Secretary or Assistant Secretary of each of Loan Party: (i) attaching a true and complete copy of the resolutions of its Managing Person authorizing this Amendment and the Collateral Document Amendments (as defined below), in form and substance satisfactory to the Administrative Agent, (ii) certifying that its certificate of incorporation and by-laws have not been amended since June 29, 1998, or, if so, setting forth the same and (iii) setting forth the incumbency of its officer or officers who may sign this Amendment and the Collateral Document Amendments, including therein a signature specimen of such officer or officers.

          (f) The Administrative Agent shall have received (i) Amendment No. 1 to the Borrower Security Agreement (Bank), (ii) Amendment No. 1 to the Arch Security Agreement (Bank), (iii) Amendment No. 1 to the Restricted Subsidiary Security Agreement (Bank), each amended so as to add "patents" to the Collateral and each in form and substance satisfactory to the Administrative Agent (the "Triggering Collateral Document Amendments") and (iv) UCC-3 Amendments as shall be required by the Administrative Agent.

          (g) The Escrow Agent shall have received (i) Amendment No. 1 to the Borrower Security Agreement (9 1/2% Indenture), (ii) Amendment No. 1 to the Borrower Security Agreement (14% Indenture), (iii) Amendment No. 1 to the Arch Security Agreement (9 1/2% Indenture, (iv) Amendment No. 1 to the Arch Security Agreement (14% Indenture), (v) Amendment No. 1 to the Restricted Subsidiary Security Agreement (9 1/2% Indenture) (14% Indenture), (vi) Amendment No. 1 to the Restricted Subsidiary Security Agreement (14% Indenture), each amended so as to add "patents" to the Collateral and each in form and substance satisfactory to the Administrative Agent (the "Escrow Collateral
     Document Amendments", and together with the Triggering Collateral Document Amendments, the "Collateral Document Amendments") and (vii) UCC-3 Amendments as shall be required by the Administrative Agent.

          (h) The Administrative Agent shall have received an (i) opinion of Hale and Dorr, counsel to the Loan Parties, and (ii) an opinion of Garry Watzke, Esq., General Counsel of the Loan Parties, and each in form and substance satisfactory to the Administrative Agent.

          (i) All fees and expenses payable on the effectiveness of this Amendment, including the reasonable fees and expenses of Special Counsel incurred to date, shall have been paid.

          (j) The representations and warranties contained in the Loan Documents shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date) and no Default or Event of Default shall exist, and the Administrative Agent shall have received a certificate of an officer of the Borrower, dated the Amendment Effective Date, certifying to such effect.

          (k) The Administrative Agent shall have received such other documents as it shall reasonably request.

     27. The Borrower and the Parent each hereby (i) reaffirms and admits the validity and enforceability of the Credit Agreement (as amended by this Amendment) and the other Loan Documents and all of its obligations thereunder,
(ii) represents and warrants that there exists no Default or Event of Default, and (iii) represents and warrants that the representations and warranties contained in the Loan Documents, including the Credit Agreement as amended by this Amendment (other than the representations and warranties made as of a specific date) are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties are no longer true or correct as a result of events, acts, transactions or occurrences after the Second Restatement Effective Date which are permitted under the Credit Agreement.

     28. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

     29. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

     30. Except as amended hereby, the Credit Agreement shall in all other respects remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Second Amended and Restated Credit Agreement (Tranche A and Tranche C Facilities) to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       ARCH PAGING, INC.


                                       By:    /s/ Gerald J. Cimmino
                                       Name:  Gerald J. Cimmino
                                       Title: VP & Treasurer

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       THE BANK OF NEW YORK,
                                       Individually, as Letter of Credit Issuer, as Managing Agent and as Administrative Agent


                                       By:    /s/ Geoffrey C. Brooks
                                       Name:  Geoffrey C. Brooks
                                       Title: Vice President

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       TORONTO DOMINION (TEXAS), INC.,
                                       Individually, as Managing Agent and as
                                       Syndication Agent


                                       By:    /s/ David G. Parker
                                       Name:  David G. Parker
                                       Title: Vice President

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       ROYAL BANK OF CANADA,
                                       Individually, as Managing Agent and as
                                       Documentation Agent


                                       By:    /s/ Thomas M. Byrne
                                       Name:  Thomas M. Byrne
                                       Title: Senior Manager

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       BARCLAYS BANK PLC, Individually and as
                                       a Managing Agent


                                       By:     /s/ Andrew Wynn
                                       Name:   Andrew Wynn
                                       Title:  Managing Director

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       FIRST UNION NATIONAL BANK


                                       By:    /s/ C. Mark Hedrick
                                       Name:  C. Mark Hedrick
                                       Title: Vice President

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       VAN KAMPEN AMERICAN CAPITAL
                                       PRIME RATE INCOME TRUST


                                       By:    /s/ Jeffrey W. Maillet
                                       Name:  Jeffrey W. Maillet
                                       Title: Sr. Vice Pres. & Director

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       VAN KAMPEN CLO I, LIMITED

                                       By: Van Kampen American Capital
                                           Management, Inc., as Collateral
                                           Manager


                                       By:    /s/ Jeffrey W. Maillet
                                       Name:  Jeffrey W. Maillet
                                       Title: Sr. Vice Pres. & Director

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       PNC BANK, NATIONAL ASSOCIATION


                                       By:    /s/ Jeffrey E. Hauser
                                       Name:  Jeffrey E. Hauser
                                       Title: Vice President

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       FLEET NATIONAL BANK

                                       By:    /s/ Jeffrey J. McLaughlin
                                       Name:  Jeffrey J. McLaughlin
                                       Title: SVP

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       BANKBOSTON, N.A.


                                       By:    /s/ Michael A. Ashton
                                       Name:  Michael A. Ashton
                                       Title: Vice President

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION


                                       By:     /s/ Mark F. Mylan
                                       Name:   Mark F. Mylan
                                       Title:  Manger - Operations

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       SUNTRUST BANK, CENTRAL FLORIDA, N.A.


                                       By:    /s/ Jorge Arrieta
                                       Name:  Jorge Arrieta
                                       Title: Vice President

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       SOCIETE GENERALE


                                       By:    /s/ Mark Vigil
                                       Name:  Mark Vigil
                                       Title: Director

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       BEAR STEARNS INVESTMENT PRODUCTS INC.


                                       By:     /s/ Harry Rosenberg
                                       Name:   Harry Rosenberg
                                       Title:  Authorized Signatory

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       MORGAN STANLEY DEAN WITTER
                                       PRIME INCOME TRUST


                                       By:     /s/ Sheila Finnert
                                       Name:   Sheila Finnert
                                       Title:  Vice President

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       KZH CNC LLP

                                       By:    /s/ Virginia Conway
                                       Name:  Virginia Conway
                                       Title: Authorized Agent

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)



                                       THE PRUDENTIAL INSURANCE
                                       COMPANY OF AMERICA


                                       By:    /s/ Albert Trank
                                       Name:  Albert Trank
                                       Title: Vice President

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       CONSENTED TO BY:

                                       ARCH MICHIGAN, INC.
                                       ARCH CAPITOL DISTRICT, INC.
                                       ARCH CONNECTICUT VALLEY, INC.
                                       ARCH SOUTHEAST COMMUNICATIONS, INC.
                                       ARCH COMMUNICATIONS SERVICES, INC.
                                       BECKER BEEPER, INC.
                                       THE BEEPER COMPANY OF AMERICA, INC.
                                       LUND PRODUCTS SALES COMPANY
                                       THE WESTLINK PAGING COMPANY OF NEW
                                       MEXICO, INC.
                                       KELLEY'S RADIO TELEPHONE, INC.
                                       ANSWER IOWA, INC.
                                       WESTLINK LICENSEE CORPORATION
                                       WESTLINK OF NEW MEXICO LICENSEE
                                       CORPORATION
                                       ANSWER IOWA LICENSEE CORPORATION
                                       KELLEY'S LICENSEE CORPORATION,
                                       THE WESTLINK COMPANY

                                       AS TO EACH OF THE FOREGOING:


                                       By:    /s/ Gerald J. Cimmino
                                       Name:  Gerald J. Cimmino
                                       Title: VP & Tresurer

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       CONSENTED TO BY:

                                       CASCADE MOBILE COMMUNICATIONS LIMITED
                                       PARTNERSHIP

                                       By: Arch Michigan, Inc., its General
                                       Partner


                                       By:    /s/ Gerald J. Cimmino
                                       Name:  Gerald J. Cimmino
                                       Title: VP & Tresurer


                                       TELECOMM/KRT PARTNERSHIP

                                       By: Arch Michigan, Inc., a General
                                       Partner


                                       By:    /s/ Gerald J. Cimmino
                                       Name:  Gerald J. Cimmino
                                       Title: VP & Tresurer

                                       By: Kelley's Radio Telephone, Inc.,
                                       a General Partner


                                       By:    /s/ Gerald J. Cimmino
                                       Name:  Gerald J. Cimmino
                                       Title: VP & Tresurer


                                       ARCH COMMUNICATIONS, INC.


                                       By:    /s/ Gerald J. Cimmino
                                       Name:  Gerald J. Cimmino
                                       Title: VP & Tresurer

                                ARCH PAGING, INC.
                             AMENDMENT NO. 1 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       CONSENTED TO BY:

                                       ARCH COMMUNICATIONS GROUP, INC.


                                       By:    /s/ Gerald J. Cimmino
                                       Name:  Gerald J. Cimmino
                                       Title: VP & Tresurer

                                 AMENDMENT NO. 2
                                     TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                      (TRANCHE A AND TRANCHE C FACILITIES)


     AMENDMENT NO. 2 (this "Amendment"), dated as of December 8, 1998, to the Second Amended and Restated Credit Agreement (Tranche A and Tranche C Facilities) (the "Credit Agreement"), dated as of June 29, 1998, by and among Arch Paging, Inc. (the "Borrower"), the Lenders party thereto, The Bank of New York, Royal Bank of Canada, Toronto Dominion (Texas), Inc. and Barclays Bank PLC, as Managing Agents, Royal Bank of Canada, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent, as amended by Amendment No. 1, dated as of September 14, 1998.


                                    RECITALS

     A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement as amended hereby.

     B. In connection with the Bankruptcy Proceeding, the Borrower desires to amend the terms and provisions of certain of the MobileMedia Transaction Documents.

     C. The Borrower desires to merge certain of its Subsidiaries into a single Subsidiary within 45 days following the date hereof.

     D. The Borrower desires to make an equity contribution in the amount of $250,000 to Arch Latin America, an entity in which the Borrower has a minority interest.

     E. The Borrower requests that the Required Lenders amend the Loan Documents so as to permit the foregoing requested activities. Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. The following definitions contained in Section 1.1 of the Credit Agreement are amended in their entirety to read as follows:

          "Amended   Plan":   the   Debtors'   Third   Amended   Joint  Plan  of
     Reorganization, dated December 1, 1998, filed by MobileMedia Corp. and its Subsidiaries in the Bankruptcy Proceeding.

          "Merger Agreement": the Agreement and Plan of Merger, dated as of August 18, 1998, by and among the Parent, Farm Team, MobileMedia Corp. and Pre-Merger MobileMedia, as amended by the First Amendment, dated as of

     September  3, 1998,  and by the Second  Amendment,  dated as of December 1,
     1998.

          "MobileMedia  Subsidiary  Transactions":   collectively,  all  of  the
     transactions  (other  than the  MobileMedia  Merger)  described  in Section
     4.2(B)  of  the  Amended   Plan.

          "MobileMedia Transaction Documents": collectively, the MobileMedia Merger Documents, the MobileMedia Subsidiary Transaction Documents, and all other documents executed and delivered in connection with the MobileMedia Transactions, as any such document may have been amended, supplemented or otherwise modified on or prior to December 3, 1998.

          "Standby Purchase Commitment Letters": collectively, the commitment letters, each dated August 18, 1998, made by the Standby Purchasers evidencing their commitments to purchase common Stock of the Parent and Parent Warrants in the event any Rights are not exercised in the Rights Offering, as amended by the amendment dated as of September 5, 1998 and by the amendment dated as of December 1, 1998.

     2. Section 1.1 of the Credit Agreement is amended by adding the following definition in its appropriate alphabetical order:

          "API Subsidiary Merger": the merger of certain Subsidiaries of the Borrower into a single Subsidiary of the Borrower on terms and conditions satisfactory to the Administrative Agent.

     3. Section 7.2(f) of the Credit Agreement is amended by inserting the parenthetical phrase "(other than with respect to the API Subsidiary Merger)" immediately after (i) the reference to Section 8.3(i) appearing on the second line therein, and (ii) the reference to Section 8.8(b) appearing on the fifth line therein.

     4. Section 8.3(iv)(S)(1) of the Credit Agreement is amended in its entirety to read as follows:

                    (1) Each of the conditions precedent contained in the MobileMedia Transaction Documents to the consummation of the MobileMedia Transactions shall have been satisfied (with no waiver of any condition thereof without the prior written consent of the Managing Agents), and, substantially simultaneously with the making of the Tranche A Loans, Tranche B Loans and the Additional Tranche C Loans on the Merger Effective Date, the MobileMedia Transactions (other than the MobileMedia Dropdown) shall have been consummated in accordance with the terms of the MobileMedia Transaction Documents (with no amendment, supplement or other modification to any term or provision contained therein without the prior written consent of the Required Lenders (other than any amendment, supplement or other modification to any nonmaterial term or provision contained therein with the prior written consent of the Managing Agents)) and all applicable laws, governmental policies, rules and regulations.

     5. Section 8.6 of the Credit Agreement is amended by (i) deleting the word "and" appearing at the end of subsection (n) therein, (ii) replacing the period appearing at the end of subsection (o) therein with "; and", and (iii) adding a new subsection to the end thereof to read as follows:

               (p) the Parent or any Subsidiary of the Parent may make a one-time equity contribution to Arch Latin America in an amount not to exceed $250,000, provided that no Default or Event of Default shall exist immediately before or after giving effect thereto.

     6. Each lender and each Loan Party agrees and consents to the terms of (i) Amendment No. 2 to the Parent Guaranty, substantially in the form of Attachment I annexed hereto ("Amendment No. 2 to the Parent Guaranty"), and (ii) Amendment No. 2 to the Arch Guaranty, substantially in the form of Attachment II annexed hereto ("Amendment No. 2 to the Arch Guaranty").

     7. Paragraphs 1-6 of this Amendment shall not be effective until the prior or simultaneous fulfillment of the following conditions:

          (a) The Administrative Agent shall have received this Amendment duly executed by a duly authorized officer or officers of the Borrower, the Parent, Arch, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders.

          (b) The Administrative Agent shall have received Amendment No. 2 to the Second Amended and Restated Credit Agreement (Tranche B Facility), dated the date hereof, duly executed by a duly authorized officer or officers of the Borrower, the Parent, Arch, the Subsidiary Guarantors, the Administrative Agent thereunder and the Required Lenders.

          (c) The Administrative Agent shall have received Amendment No. 2 to the Parent Guaranty, duly executed by a duly authorized officer or officers of the Parent, the Borrower and the Collateral Agent.

          (d) The Administrative Agent shall have received Amendment No. 2 to the Arch Guaranty, duly executed by a duly authorized officer or officers of Arch, the Borrower and the Collateral Agent.

          (e) All fees and expenses payable on the effectiveness of this Amendment, including the reasonable fees and expenses of Special Counsel incurred to date, shall have been paid.

          (f) The representations and warranties contained in the Loan Documents shall be true and correct in all material respects (except to the extent such representations and warranties specifically relate to an earlier date) and no Default or Event of Default shall exist.

          (g) The Administrative Agent shall have received such other documents as it shall reasonably request.

     8. Each Loan Party hereby (i) reaffirms and admits the validity and enforceability of each Loan Document (as it may be amended by this Amendment) to which it is a party and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default, and (iii) represents and warrants that the representations and warranties contained in the Loan Documents, including the Credit Agreement as amended by this Amendment, (other than the representations and warranties made as of a specific date) are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties are no longer true or correct as a result of events, acts, transactions or occurrences after the Second Restatement Effective Date which are permitted under the Credit Agreement.

     9. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

     10. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

     11. Except as amended hereby, the Credit Agreement and each other Loan Document shall in all other respects remain in full force and effect.

[signature pages follow]

                                ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)




     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Second Amended and Restated Credit Agreement (Tranche A and Tranche C
Facilities) to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                       ARCH PAGING, INC.


                                       By:    /s/ Gerald J. Cimmino
                                       Name:  Gerald J. Cimmino
                                       Title: VP & Tresurer

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)



                                       THE BANK OF NEW YORK,
                                       Individually, as Letter of Credit Issuer, as Managing Agent and as Administrative Agent


                                       By:     /s/ Geoffrey C. Brooks
                                       Name:   Geoffrey C. Brooks
                                       Title:  Vice President

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)



                                       TORONTO DOMINION (TEXAS), INC.,
                                       Individually, as Managing Agent and as
                                       Syndication Agent


                                       By:    /s/ Anne C. Favoriti
                                       Name:  Anne C. Favoriti
                                       Title: Vice President

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)



                                       ROYAL BANK OF CANADA,
                                       Individually, as Managing Agent and as
                                       Documentation Agent


                                       By:    /s/ Thomas M Byrne
                                       Name:  Thomas M. Byrne
                                       Title:  Senior Manager

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)


                                       BARCLAYS BANK PLC, Individually and as a
                                       Managing Agent


                                       By:    /s/ Philip Capparis
                                       Name:  Philip Capparis
                                       Title: Associate Director

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)




                                       FIRST UNION NATIONAL BANK


                                       By:    /s/ C. Mark Hedrick
                                       Name:  C. Mark Hedrick
                                       Title: Vice President

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)



                                       VAN KAMPEN AMERICAN CAPITAL
                                       PRIME RATE INCOME TRUST


                                       By:    /s/ Jeffrey W. Maillet
                                       Name:  Jeffrey W. Maillet
                                       Title: Senior Vice President & Director

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)




                                       VAN KAMPEN CLO I, LIMITED

                                       By: Van Kampen American Capital
                                            Management, Inc., as Collateral
                                            Manager


                                       By:    /s/ Jeffrey W. Maillet
                                       Name:  Jeffrey W. Maillet
                                       Title: Senior Vice President & Director

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)




                                       PNC BANK, NATIONAL ASSOCIATION


                                       By:    /s/ Steven J. McGehrin
                                       Name:  Steven J. McGehrin
                                       Title: Vice President

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)




                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION


                                       By:     /s/ Mark F. Mylon
                                       Name:   Mark F. Mylon
                                       Title:  Manager - Operations

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)




                                       SOCIETE GENERALE


                                       By:    /s/ Mark Vigil
                                       Name:  Mark Vigil
                                       Title: Director

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)




                                       BEAR STEARNS INVESTMENT PRODUCTS INC.


                                       By:    /s/Gregory Hamey
                                       Name:  Gregory Hamey
                                       Title: Vice President

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)




                                       MORGAN STANLEY DEAN WITTER
                                       PRIME INCOME TRUST


                                       By:    /s/ Sheila A. Finnerty
                                       Name:  Sheila A. Finnerty
                                       Title: Vice President

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)




                                       KZH CNC LLC


                                       By:    /s/ Dennis Kildea
                                       Name:  Dennis Kildea
                                       Title: Authorized Agent

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)





                                       THE PRUDENTIAL INSURANCE
                                       COMPANY OF AMERICA


                                       By:    /s/ B. Ross Smead
                                       Name:  B. Ross Smead
                                       Title: Vice President

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)




                                       CONSENTED TO BY:

                                       ARCH MICHIGAN, INC.
                                       ARCH CAPITOL DISTRICT, INC.
                                       ARCH CONNECTICUT VALLEY, INC.
                                       ARCH SOUTHEAST COMMUNICATIONS, INC.
                                       ARCH COMMUNICATIONS SERVICES, INC.
                                       BECKER BEEPER, INC.
                                       THE BEEPER COMPANY OF AMERICA, INC.
                                       LUND PRODUCTS SALES COMPANY
                                       THE WESTLINK PAGING COMPANY OF NEW
                                        MEXICO, INC.
                                       KELLEY'S RADIO TELEPHONE, INC.
                                       ANSWER IOWA, INC.
                                       WESTLINK LICENSEE CORPORATION
                                       WESTLIK OF NEW MEXICO LICENSEE
                                        CORPORATION
                                       ANSWER IOWA LICENSEE CORPORATION
                                       KELLEY'S LICENSEE CORPORATION,
                                       THE WESTLINK COMPANY

                                       AS TO EACH OF THE FOREGOING:


                                       By:    /s/ Gerald J. Cimmino
                                       Name:  Gerald J. Cimmino
                                       Title: VP & Treasurer

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)




                                       CONSENTED TO BY:

                                       CASCADE MOBILE COMMUNICATIONS LIMITED
                                       PARTNERSHIP

                                       By: Arch Michigan, Inc., its General
                                       Partner


                                       By:    /s/ Gerald J. Cimmino
                                       Name:  Gerald J. Cimmino
                                       Title: VP & Treasurer


                                       TELECOMM/KRT PARTNERSHIP

                                       By: Arch Michigan, Inc., a General
                                       Partner


                                       By:    /s/ Gerald J. Cimmino
                                       Name:  Gerald J. Cimmino
                                       Title: VP & Treasurer

                                       By: Kelley's Radio Telephone, Inc.,
                                       a General Partner


                                       By:    /s/ Gerald J. Cimmino
                                       Name:  Gerald J. Cimmino
                                       Title: VP & Treasurer

                                       ARCH COMMUNICATIONS, INC.


                                       By:    /s/ Gerald J. Cimmino
                                       Name:  Gerald J. Cimmino
                                       Title: VP & Treasurer

                               ARCH PAGING, INC.
                             AMENDMENT NO. 2 TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                          (TRANCHE A AND C FACILITIES)




                                       CONSENTED TO BY:

                                       ARCH COMMUNICATIONS GROUP, INC.


                                       By:    /s/ Gerald J. Cimmino
                                       Name:  Gerald J. Cimmino
                                       Title: VP & Treasurer

                                  Attachment I

                                 AMENDMENT NO. 2
                                     TO THE
                                 PARENT GUARANTY


     AMENDMENT NO. 2 (this "Amendment"), dated as of December 8, 1998, to and under the Amended and Restated Parent Guaranty and Pledge Agreement (the "Parent Guaranty"), dated as of June 29, 1998, between Arch Communications Group, Inc. (the "Parent") and The Bank of New York, as Collateral Agent, as amended by Amendment No. 1, dated as of September 9, 1998.



                                    RECITALS

     A.  Reference  is  made to (i)  the  Second  Amended  and  Restated  Credit
Agreement (Tranche A and Tranche C Facilities) (the "Tranche A and Tranche C Credit Agreement"), dated as of June 29, 1998, by and among Arch Paging, Inc. (the "Borrower"), the Lenders party thereto, The Bank of New York, Royal Bank of Canada, Toronto Dominion (Texas), Inc. and Barclays PLC, as Managing Agents, Royal Bank of Canada, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent, as amended, and (ii) the Second Amended and Restated Credit Agreement (Tranche B Facility) (the "Tranche B Credit Agreement", and together with the Tranche A and Tranche C Credit Agreement, the "Credit Agreements"), dated as of June 29, 1998, by and among the Borrower, the Lenders party thereto, The Bank of New York, Royal Bank of Canada, Toronto Dominion (Texas), Inc. and Barclays PLC, as Managing Agents, Royal Bank of Canada, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent, as amended. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreements as amended.

     B. In connection with the Bankruptcy Proceeding, the Borrower desires to amend the terms and provisions of certain of the MobileMedia Transaction Documents.

     C. The Borrower desires to merge certain of its Subsidiaries into a single Subsidiary within 45 days following the date hereof.

     D. The Borrower desires to make an equity contribution in the amount of $250,000 to Arch Latin America, an entity in which the Borrower has a minority interest.

     E. In order to permit and facilitate the foregoing transactions, the Parent and the Borrower have requested that the Required Lenders and the Collateral Agent agree to certain amendments to the Parent Guaranty as set forth below, and the Required Lenders and the Collateral Agent are willing to do so subject to the terms and conditions set forth below.

     Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 8(b)(vi) of the Parent Guaranty is amended by inserting the parenthetical phrase "(other than with respect to the API Subsidiary Merger)" immediately after (i) the reference to Section 8.3(i) appearing on the second line therein, and (ii) the reference to Section 8.8(b) appearing on the fifth line therein.

     2. Paragraph 1 of this Amendment shall not be effective until the prior or simultaneous fulfillment of the following:

          (a) The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of the Parent, the Borrower and the Collateral Agent.

          (b) The Administrative Agent shall have received Amendment No. 2, dated the date hereof, to the Tranche B Credit Agreement, duly executed by a duly authorized officer or officers of the Borrower, the Parent, Arch, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders (each under and as defined in the Tranche B Credit Agreement).

          (c) The Administrative Agent shall have received Amendment No. 2, dated the date hereof, to the Tranche A and Tranche C Credit Agreement, duly executed by a duly authorized officer or officers of the Borrower, the Parent, Arch, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders (each under and as defined in the Tranche A and Tranche C Credit Agreement).

          (d) The Administrative Agent shall have received Amendment No. 2, dated the date hereof, to the Arch Guaranty, duly executed by a duly authorized officer or officers of Arch, the Borrower and the Collateral Agent, in form and substance satisfactory to the Administrative Agent.

          (e) All fees and expenses payable on the effectiveness of this Amendment, including the reasonable fees and expenses of Special Counsel incurred to date, shall have been paid.

          (f) The Administrative Agent shall have received such other documents as it shall reasonably request.

     3. The Parent hereby (i) reaffirms and admits the validity and enforceability of the Parent Guaranty (as amended by this Amendment) and the other Loan Documents to which it is a party and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default, and (iii) represents and warrants that the representations and warranties contained in the Loan Documents, including the Parent Guaranty as amended by this Amendment (other than the representations and warranties made as of a specific date) are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties are no longer true or correct as a result of events, acts, transactions or occurrences after the Restatement Effective Date which are permitted under the Credit Agreements.

     4. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

     5. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

     6. Except as amended hereby, the Parent Guaranty shall in all other respects remain in full force and effect.

     [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Parent Guaranty to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       ARCH COMMUNICATIONS GROUP, INC.

                                       By:
                                       Name:
                                       Title:


                                       THE BANK OF NEW YORK, as Collateral
                                       Agent

                                       By:
                                       Name:
                                       Title:



ACCEPTED AND AGREED TO:

ARCH PAGING, INC.

By:
Name:
Title:

                                  Attachment II

                                 AMENDMENT NO. 2
                                     TO THE
                                  ARCH GUARANTY


     AMENDMENT NO. 2 (this "Amendment"), dated as of December 8, 1998, to and under the Arch Guaranty (the "Arch Guaranty"), dated as of June 29, 1998, between Arch Communications, Inc. ("Arch") and The Bank of New York, as Collateral Agent, as amended by Amendment No. 1, dated as of September 9, 1998.



                                    RECITALS

     A.  Reference  is  made to (i)  the  Second  Amended  and  Restated  Credit
Agreement (Tranche A and Tranche C Facilities) (the "Tranche A and Tranche C Credit Agreement"), dated as of June 29, 1998, by and among Arch Paging, Inc. (the "Borrower"), the Lenders party thereto, The Bank of New York, Royal Bank of Canada, Toronto Dominion (Texas), Inc. and Barclays PLC, as Managing Agents, Royal Bank of Canada, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent, as amended, and (ii) the Second Amended and Restated Credit Agreement (Tranche B Facility) (the "Tranche B Credit Agreement", and together with the Tranche A and Tranche C Credit Agreement, the "Credit Agreements"), dated as of June 29, 1998, by and among the Borrower, the Lenders party thereto, The Bank of New York, Royal Bank of Canada, Toronto Dominion (Texas), Inc. and Barclays PLC, as Managing Agents, Royal Bank of Canada, as Documentation Agent, Toronto Dominion (Texas), Inc., as Syndication Agent, and The Bank of New York, as Administrative Agent, as amended. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreements as amended.

     B. In connection with the Bankruptcy Proceeding, the Borrower desires to amend the terms and provisions of certain of the MobileMedia Transaction Documents.

     C. The Borrower desires to merge certain of its Subsidiaries into a single Subsidiary within 45 days following the date hereof.

     D. The Borrower desires to make an equity contribution in the amount of $250,000 to Arch Latin America, an entity in which the Borrower has a minority interest.

     E. In order to permit and facilitate the foregoing transactions, the Parent and the Borrower have requested that the Required Lenders and the Collateral Agent agree to certain amendments to the Arch Guaranty as set forth below, and the Required Lenders and the Collateral Agent are willing to do so subject to the terms and conditions set forth below.

     Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 8(b)(vi) of the Parent Guaranty is amended by inserting the parenthetical phrase "(other than with respect to the API Subsidiary Merger)" immediately after (i) the reference to Section 8.3(i) appearing on the second line therein, and (ii) the reference to Section 8.8(b) appearing on the fifth line therein.

     2. Paragraph 1 of this Amendment shall not be effective until the prior or simultaneous fulfillment of the following conditions:

          (a) The Administrative Agent shall have received this Amendment, duly executed by a duly authorized officer or officers of Arch, the Borrower and the Collateral Agent.

          (b) The Administrative Agent shall have received Amendment No. 2, dated the date hereof, to the Tranche B Credit Agreement, duly executed by a duly authorized officer or officers of the Borrower, the Parent, Arch, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders (each under and as defined in the Tranche B Credit Agreement).

          (c) The Administrative Agent shall have received Amendment No. 2, dated the date hereof, to the Tranche A and Tranche C Credit Agreement, duly executed by a duly authorized officer or officers of the Borrower, the Parent, Arch, the Subsidiary Guarantors, the Administrative Agent and the Required Lenders (each under and as defined in the Tranche A and Tranche C Credit Agreement).

          (d) The Administrative Agent shall have received Amendment No. 2, dated the date hereof, to the Parent Guaranty, duly executed by a duly authorized officer or officers of the Parent, the Borrower and the Collateral Agent, in form and substance satisfactory to the Administrative Agent.

          (e) All fees and expenses payable on the effectiveness of this Amendment, including the reasonable fees and expenses of Special Counsel incurred to date, shall have been paid.

          (f) The Administrative Agent shall have received such other documents as it shall reasonably request.

     3. Arch hereby (i) reaffirms and admits the validity and enforceability of the Arch Guaranty (as amended by this Amendment) and the other Loan Documents to which it is a party and all of its obligations thereunder, (ii) represents and warrants that there exists no Default or Event of Default, and (iii) represents and warrants that the representations and warranties contained in the Loan

Documents, including the Arch Guaranty as amended by this Amendment (other than the representations and warranties made as of a specific date) are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties are no longer true or correct as a result of events, acts, transactions or occurrences after the Restatement Effective Date which are permitted under the Credit Agreements.

     4. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

     5. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

     6. Except as amended hereby, the Arch Guaranty shall in all other respects remain in full force and effect.

     [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to the Arch Guaranty to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       ARCH COMMUNICATIONS, INC.

                                       By:
                                       Name:
                                       Title:


                                       THE BANK OF NEW YORK, as Collateral
                                       Agent

                                       By:
                                       Name:
                                       Title:



ACCEPTED AND AGREED TO:

ARCH PAGING, INC.

By:
Name:
Title: